United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2023

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On November 13, 2023, Phoenix Motor Inc. (the “Company” or “Phoenix”), entered into two Asset Purchase Agreements (collectively, the “Asset Purchase Agreements”) with Proterra, Inc. and its subsidiary, Proterra Operating Company, Inc. (collectively, “Proterra”), pursuant to which Phoenix agreed to purchase substantially all of the assets of the Proterra Transit business line.

Pursuant to the separate Asset Purchase Agreements, Phoenix agreed to purchase:

(i) the Proterra Transit Business Unit, which is the business unit of Proterra that designs, develops and sells electric transit buses as an original equipment manufacturer for North American public transit agencies, airports, universities and other commercial transit fleets (“Proterra Transit Business”), and

(ii) the Proterra Battery Lease Agreements, which are all of the battery lease transferred contracts to which Proterra is a party as the “lessor” thereunder, used in connection with deployed Proterra electric transit buses (“Proterra Battery Lease Agreements”)

The Protera Transit Business and the Proterra Battery Lease Agreements are collectively called herein, the “Transit Assets”). The transactions contemplated by the Asset Purchase Agreements are sometimes referred to herein as the “Asset Purchases.”

On August 7, 2023, Proterra Inc. and Proterra Operating Company, Inc. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Under the Asset Purchase Agreements, Phoenix or its designee(s), upon the closing of the transactions contemplated thereby, will purchase the Transit Assets and assume certain of Proterra’s obligations associated with the purchased Transit Assets, free and clear of liens, claims, encumbrances, and other interests, other than certain specified cure payments and other liabilities of Proterra related to the Transit Assets (collectively, the “Assumed Liabilities”).

The aggregate purchase price for the Transit Assets is $10 million in cash (the “Purchase Price”), consisting of:

(i) $3.5 million for the Proterra Transit Business, and

(ii) $6.5 million for the Proterra Battery Lease Agreements.

Phoenix has deposited 10% of the Purchase Price into an escrow account as a good faith deposit which amount will either (i) be credited to the Purchase Price payable at the closing and released to Proterra, (ii) be released to Phoenix upon the termination of the Asset Purchase Agreements in the event Proterra has breached the Asset Purchase Agreements, or (iii) be released to Proterra if the Asset Purchase Agreement is terminated for other reasons as set forth in the Asset Purchase Agreements.

The Asset Purchase Agreements contain customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy. None of the representations, warranties or pre-closing covenants contained in the Asset Purchase Agreements will survive the closing nor do the Asset Purchase Agreements provide for indemnification for any breach of such representations, warranties or covenants.

The closing of the Asset Purchases are subject to a number of customary closing conditions, which, among others, include (i) the entry of an order of the Bankruptcy Court authorizing and approving the Asset Purchases, (ii) the material compliance by each party of its obligations under the Asset Purchase Agreements, and (iii) the accuracy of each party’s representations and warranties.

The parties will seek Bankruptcy Court approval for the Asset Purchases on November 28, 2023, and, if approved, plan to close on or before December 5, 2023.

The foregoing summaries of the Asset Purchase Agreement for the Proterra Transit Business and the Asset Purchase Agreement for the Proterra Battery Lease Agreements are not complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreements, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 14, 2023, the Company issued a press release announcing the Asset Purchases. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” "believe," "anticipate," "estimate," "predict," "potential," "plan," "seek," and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated November 13, 2023, for Proterra Transit Business Unit
2.2	Asset Purchase Agreement, dated November 13, 2023, for Proterra Battery Lease Agreements
99.1	Press Release issued by the Company on November 14, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: November 17, 2023

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer